SECURITIES AND EXCHANGE
                           COMMISSION




                     WASHINGTON, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): February 20, 1997


                  COLLINS & AIKMAN CORPORATION
     (Exact name of registrant as specified in its charter)
Delaware                       1-10218                      13-3489233
(State or other         (Commission  File Number)         (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)


                      701 McCullough Drive
                Charlotte, North Carolina  28262
       (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (704) 547-8500
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ITEM 5.    OTHER EVENTS


     On February 20, 1997, Collins & Aikman Corporation (the "Company") reported operating results for the fiscal year ended December 28, 1996. The fiscal year ended December 28, 1996 was 11 months due to the Company's change in its fiscal year end from the last Saturday in January to the last Saturday in December. For comparative purposes, the Company also reported selected unaudited financial data for additional periods (including, among others, the eleven months ended December 23, 1995 and the twelve months ended December 28, 1996).

     For further information, see the Company's Press Release dated February 20, 1997, which is hereby incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


     (c)  The exhibits furnished in connection with this Report are as follows:


     Exhibit
     Number         Description


     99.1           Press Release dated February 20, 1997.


                                  1
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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COLLINS & AIKMAN CORPORATION
                                   (Registrant)



Date:     February 20, 1997        By:/s/ J. Michael Stepp
                                        J. Michael Stepp
                                        Executive Vice President
                                        & Chief Financial Officer
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